Exhibit 25

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                                         FORM T-1

                            SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549
                                STATEMENT OF ELIGIBILITY
                        UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                         CORPORATION DESIGNATED TO ACT AS TRUSTEE

                           CHECK IF AN APPLICATION TO DETERMINE
                           ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2)           |__|

                                         ______

                                   THE BANK OF NEW YORK
                   (Exact name of trustee as specified in its charter)


New York                                               13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

48 Wall Street, New York, N.Y.                         10286
(Address of principal executive offices)               (Zip code)


                                         ______


                            KANSAS CITY POWER & LIGHT COMPANY
                   (Exact name of obligor as specified in its charter)


    Missouri                                               44-0308720
    (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                         identification no.)


         1201 Walnut
         Kansas City, Missouri                                  64106-2124
         (Address of principal executive offices)               (Zip code)

                                       ______________________

                                         Medium Term Notes
                                (Title of the indenture securities)


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

1.   General information.  Furnish the following information as to the Trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

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                 Name                                        Address
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     Superintendent of Banks of the State of      2 Rector Street, New York,
     New York                                     N.Y.  10006, and Albany,
                                                  N.Y. 12203

     Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                                  N.Y.  10045

     Federal Deposit Insurance Corporation        Washington, D.C.  20429

     New York Clearing House Association          New York, New York

b)   Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.  (See Note on page 3.)

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

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     6.   The consent of the Trustee required by Section 321(b) of the Act.
          (Exhibit 6 to Form T-1 filed with Registration Statement No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                        NOTE

     Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

      Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                     SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 4th day of December, 1996.


                                        THE BANK OF NEW YORK



                                        By: /S/   STEPHEN J. GIURLANDO
                                        Name: STEPHEN J. GIURLANDO
                                        Title:ASSISTANT VICE PRESIDENT

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                                                                     Exhibit 7

______________________________________________________________________________

                        Consolidated Report of Condition of

                                 THE BANK OF NEW YORK

                        of 48 Wall Street, New York, N.Y. 10286
                        And Foreign and Domestic Subsidiaries,
          a member of the Federal Reserve System, at the close of business June 30, 1996, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
          ASSETS                                            in Thousands
          Cash and balances due from depos-
            itory institutions:
            Noninterest-bearing balances and
            currency and coin ..................             $ 3,650,068
            Interest-bearing balances ..........                 738,260
          Securities:
            Held-to-maturity securities ........                 784,969
            Available-for-sale securities ......               2,033,407
          Federal funds sold and securities
          purchased under agreements to
          resell in domestic offices of the bank:
          Federal funds sold ...................               3,699,232
          Securities purchased under
          agreements to resell .................                  20,000
          Loans and lease financing
            receivables:
            Loans and leases, net of unearned
              income .................28,109,045
            LESS: Allowance for loan and
              lease losses ..............586,658
            LESS: Allocated transfer risk
              reserve........................429
              Loans and leases, net of unearned
              income, allowance, and reserve                  27,521,958
          Assets held in trading accounts ......                 678,844
          Premises and fixed assets (including
            capitalized leases) ................                 608,217
          Other real estate owned ..............                  50,599
          Investments in unconsolidated
            subsidiaries and associated
            companies ..........................                 235,670
          Customers' liability to this bank on
            acceptances outstanding ............                 904,948
          Intangible assets ....................                 450,230
          Other assets .........................               1,299,464
                                                             ___________
          Total assets .........................             $42,675,866
                                                             ___________
                                                             ___________

          LIABILITIES
          Deposits:
            In domestic offices ................             $19,223,050
            Noninterest-bearing .......7,675,758
            Interest-bearing .........11,547,292
            In foreign offices, Edge and
            Agreement subsidiaries, and IBFs ...              11,527,685
            Noninterest-bearing ..........48,502


            Interest-bearing .........11,479,183
          Federal funds purchased and secu-
            rities sold under agreements to re-
            purchase in domestic offices of
            the bank and of its Edge and
            Agreement subsidiaries, and in
            IBFs:
            Federal funds purchased ............               1,498,351
            Securities sold under agreements
              to repurchase ....................                 126,974
          Demand notes issued to the U.S.
            Treasury ...........................                 231,865
          Trading liabilities ..................                 479,390
          Other borrowed money:
            With original maturity of one year
              or less ..........................               2,521,578
            With original maturity of more than
              one year .........................                  20,780
          Bank's liability on acceptances exe-
            cuted and outstanding ..............                 905,850
          Subordinated notes and debentures ....               1,020,400
          Other liabilities ....................               1,543,657
                                                              __________
          Total liabilities ....................              39,099,580
                                                              __________
          EQUITY CAPITAL
          Common stock ........................                  942,284
          Surplus .............................                  525,666
          Undivided profits and capital
            reserves ..........................                2,124,231
          Net unrealized holding gains
            (losses) on available-for-sale
            securities ........................              (    8,063)
          Cumulative foreign currency transla-
            tion adjustments ..................              (    7,832)
                                                             ___________
          Total equity capital ................                3,576,286
                                                             ___________
          Total liabilities and equity
            capital ...........................              $42,675,866
                                                             ___________
                                                             ___________


        I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                Robert E. Keilman

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

        J. Carter Bacot
        Alan R. Griffith          Directors
        Thomas A. Renyi